UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 14, 2026, Xylem Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). There were 212,209,479 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 88.12% of the Company’s outstanding common stock on March 19, 2026, the record date. The final voting results for each item voted on at the Annual Meeting are set forth below:

1Proposal One: Election of Nine Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Earl R. Ellis	199,588,485	1,615,787	122,522	10,882,685
Robert F. Friel	190,695,934	10,131,092	499,768	10,882,685
Lisa Glatch	199,358,785	1,853,279	114,730	10,882,685
Victoria D. Harker	188,120,732	13,091,788	114,274	10,882,685
Mark D. Morelli	196,379,145	4,828,044	119,605	10,882,685
Jerome A. Peribere	180,074,190	20,750,136	502,468	10,882,685
Matthew F. Pine	199,569,406	1,618,731	138,657	10,882,685
Lila Tretikov	193,745,273	7,354,284	227,237	10,882,685
Uday Yadav	194,342,665	6,752,565	231,564	10,882,685

2Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026:

FOR	AGAINST	ABSTENTIONS
205,386,746	6,164,834	657,899

3Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2026 Proxy Statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
176,623,615	24,442,685	260,494	10,882,685

4Proposal Four: Implementation of the Xylem Inc. 2026 Employee Stock Purchase Plan. Shareholders approved a resolution approving the implementation of the Xylem Inc. 2026 Employee Stock Purchase Plan as described in the Company’s 2026 Proxy Statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
200,869,123	313,939	143,732	10,882,685

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 18, 2026	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel & Corporate Secretary